EXHIBIT  23.2

                CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 relating to the consolidated financial statements of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 28, 2002.



                                    /s/ PricewaterhouseCoopers LLP
                                    PRICEWATERHOUSECOOPERS LLP
Omaha, Nebraska
October 6, 2003